FORM 8-K
           SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______

                           Date of Report (Date of earliest event reported)           March 7, 2003                         ..

UNITED NATIONAL FILM CORPORATION
(Exact name of registrant as specified in its charter)

      Colorado                                     33-25350-FW                                    84-1092589

      (State or other jurisdiction of incorporation)      (Commission File Number)        (IRS Employer Identification Number)

                     6363 Christie Avenue, Unit 601                                            510.653.7020
                      Emeryville, CA            94608                               (Registrants telephone number
                (Address of principal executive offices,                                 including area code)
                                      including zip code)

                  ..

(Former name or former address, if changed since last report)

Please address all correspondence to:

Richard J. Hockert, Esq.
P.O. Box 797664
Dallas, TX 75379-7664

Item 1. Changes in Control of Registrant.

None

Item 2. Acquisition or Disposition of Assets.

None

Item 4.  Changes in Registrants Certifying Accountant.

The Certifying Accountants for the Company have changed their business name to Sherb & Co., LLC.  Their address remains the same at: 805 Third Avenue, New York, NY 10022, Telephone 212.838.5100.

Item 5. Other Events.

Recent Transactions

On September 24, 2002, the Company entered into a memorandum agreement with MeetVirtual Systems, Inc. that has become effective upon the filing of all reports with the Securities and Exchange Commission that are required to bring the Company to a current status. As part of the transaction with MeetVirtual Systems, Inc. the Company will issue additional shares of its authorized common stock.  The Company will issue approximately 25,000,000 shares of stock to MeetVirtual Systems, Inc. for payment of $25,000 in expenses and $65,000 for the issuance of shares equaling a total of  $90,000 to the Company as part of the transaction.  The memorandum agreement with MeetVirtual Systems, Inc. was amended as of January 13, 2003 to include an additional amount of $5,000 for a total amount equaling $95,000.  The consideration received by the Company will be used to pay off Company debts and obligations and will be used to pay for the costs of completing the financial audits of the Company and bringing the Company's filings with the Securities and Exchange Commission current.

The shares that are issued will not be registered with the Securities and Exchange Commission upon issuance and will be burdened with a legend that restricts them from transfer absent registration or an exemption from registration.

The Company currently has no active operations or majority owned subsidiaries. Our assets consist of a small amount of cash as shown in the audited statements that comprise a portion of the 10K report for the period ending June 30, 2002.

Item 6.  Resignations of Registrants Directors.

Upon the closing of the transaction described in Item 5, the Company anticipates a change in the members that serve on the Board of Directors.  Such change has not been determined at this time.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Company have been filed immediately prior to this filing in the form of the 10K report for 2002 and the 10Q reports for the periods ending September 30, 2002 and December 31, 2002.

(b) Pro Forma financial information is not available at the time of the filing of this Form 8 K Report.

(c) Exhibits:

(i)  The Memorandum Agreement dated September 24, 2002 that became effective as of the date of this report.

(ii)  The Amendment to the Memorandum Agreement dated September 24, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATIONAL FILM CORPORATION
/s/
Deno Paoli, President and CEO

DATED:  March 7, 2003

EXHIBIT (i)

MEMORANDUM AGREEMENT

  This  Memorandum Agreement is made and entered into as of the 24th day of September between MEETVIRTUAL SYSTEMS, INC. a New Jersey corporation, whose address is 1 Nevius Pl., Somerset, New Jersey 08873 (herein MVS) and UNTIED NATIONAL FILM CORPORATION,  a  Colorado corporation, whose address is 6363 Christie Ave., Suite 601, Emeryville, California 94608 (herein UNF).

UNF is a publicly held corporation whose stock was heretofore listed on NASDAQ.  UNF has not completed the audit of its activities for the years ending June 30, 2001 and June 30, 2002 and has not filed with the SEC a 10k for each of said years.  Accordingly, UNF stock is not currently being traded.

1.  MVS hereby agrees to purchase newly issue shares of common stock of UNF, the number of shares being such that upon the Closing as hereinafter provided 90% of the issued and outstanding common stock of UNF shall be issued to MVS.  MVS shall have the right to direct that a portion of the shares to be issued hereunder be issued to one or more parties designated by MVS.

2.  The stock to be issued to MVS will not be registered with the SEC and, accordingly, shall bear an appropriate endorsement restricting its transfer except as permitted pursuant tot the rules and regulations of the SEC.

3.  As consideration for the stock to be issued to MVS, MVS agrees to pay to UNF the total sum of $65,000, of which $6,500 shall be payable concurrently with execution of this Agreement and the remainder upon the Closing hereinafter provided for.  Payments hereunder shall be made either by certified check or by wire transfer in accordance of the following:

Name of Bank: XXXXXXXXXX
Address:  XXXXXXXXXXXXX
City:   XXXXXXXXXXXXXXX
Account No.:  XXXXXXXXXX
Account Name: XXXXXXXXX
Bank ABA No.: XXXXXXXXX

4.  Following execution of this Agreement, UNF shall undertake all actions necessary to complete the audits for the missing years as indicated above as well as appropriate filings with the SEC and NASDAQ and updating of all transfer agents and registrars as necessary.  MVS agrees to advance the sum of $25,000 to be utilized by UNF for payment of all necessary corporate expenses incurred in bringing UNF current .  Said sum shall be advanced to UNF by wire transfer to the Arthur L. Stashower Trust Account as indicated above, said wire transfer to be completed within 15 business days after execution of this agreement.  UNF shall also undertake all corporate actions necessary to conclude this transaction as soon as practicable, including any Special Meeting of Shareholders and action of the Board of Directors.

5. MVS acknowledges that the motion picture Molly and Lawless John and various screenplays, title to which is now in UNF, will be .returned to their original owners, as acquisition of such film and such screenplays has never been completed.

6. The Closing of the acquisition of stock by MVS pursuant to this agreement shall occur as soon as reasonably practicable after the reinstatement of trading of the stock of UNF and the completion of all required corporate action by UNF.  UNF shall keep MVP fully informed on the progress of such reinstatement.  At the Closing a stock certificate shall be issued and delivered to MVS evidencing its 90% of UNF common stock. After the Closing there shall be only one class of stock of UNF outstanding of which 90% shall be issued to MVS and the remainder to the existing stockholders including public stockholders of UNF.

7. UNF represents and warrants that it does not now, and at the Closing will not have any litigation threatened or pending of which it has any knowledge, and that at the Closing it will have no known liabilities of any sort whatsoever.

8. UNF and MVS agree to execute any and all such appropriate documents to which may be reasonably necessary and/or appropriate in order to conclude this transaction. A more format agreement containing those terms and conditions usually and customarily contained in agreements of this type as well as all of the terms and conditions hereof shall; if required by the parties, be prepared and executed. Unless and until such more formal agreement is executed, this agreement shall be and remain a valid and binding agreement between the parties.

IN WITNESS WHEREOF the parties have executed this agreement as of the day and year first above written.

MEETVIRTUAL SYSTEMS, INC.
/s/ Raghu Tandra, President
___________________________

UNITED NATIONAL FILM CORPORATION
/s/ Deno Paoli, Chief Executive Officer
_____________________________

EXHIBIT (ii)

AMENDMENT TO MEMORANDUM AGREEMENT

January 16, 2003

MeetVirtual Systems, Inc.
1 Nevius Place
Somerset, New Jersey 08873

Gentlepersons:

        Reference is hereby made to that certain Memorandum Agreement between you and the undersigned, United National Film Corporation dated September 24, 2002.  In accordance with Paragraph 4 of said agreement you were to advance the sum of $25,000 to us for purposes of payment of necessary corporate expenses within 15 days after the execution of said agreement.  Through circumstances unforseen by you, you were unable to complete said advance until January 16, 2003.  You have now completed said advance. However by reason of the time lag, we have incurred additional costs.  Accordingly, in consideration of our agreement to continue the operation of the Memorandum Agreement, you and we agree that the Purchase price for the stock to be acquired by at the closing shall be increased by $5,000.00 to a total of $70,000.00 of which you have paid $6,250 and the remaining $63,750.00 will be paid at the Closing.

        Except as amended herein, the memorandum Agreement is hereby ratified and confirmed in all respects.

Kindlay indicate your agreement to the foregooing by signing in the place indicated.

                                                                                                                    Very truly yours,
                                                                                                                United National Film Corporation
                                                                                                                     By:      /s/ Deno Paoli

Acepted and Agreed to:
MeetVirtual Systems, Inc.

By:  /s/ Raghu Tandra